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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 2002, included in Vintage Petroleum, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP
                                                         ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
May 24, 2002